UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2020

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38045	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036

(Address of principal executive offices, including ZIP code)

(973) 242-0005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTRP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Material Definitive Agreement.

First Amendment to Agreement and Plan of Merger

As previously disclosed, on May 17, 2020, Neurotrope, Inc., a Nevada corporation (“Neurotrope”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Petros Pharmaceuticals, Inc., a Delaware corporation formed for the purposes of effecting transactions contemplated by the Merger Agreement (“Petros”), PM Merger Sub 1, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Petros (“Merger Sub 1”), PN Merger Sub 2, Inc., a Delaware corporation and a wholly-owned subsidiary of Petros (“Merger Sub 2”), and Metuchen Pharmaceuticals LLC, a Delaware limited liability company (“Metuchen”). The Merger Agreement provides for (1) the merger of Merger Sub 1, with and into Metuchen, with Metuchen surviving as a wholly-owned subsidiary of Petros (the “Metuchen Merger”) and (2) the merger of Merger Sub 2 with and into Neurotrope, with Neurotrope surviving as a wholly-owned subsidiary of Petros (the “Neurotrope Merger” and together with the Metuchen Merger, the “Mergers”).

On July 23, 2020, Neurotrope, Petros, Merger Sub 1, Merger Sub 2 and Metuchen entered into a First Amendment to the Merger Agreement (the “Amendment”) which provides, among other things, that the aggregate number of shares of Petros common stock to be issued to the Metuchen securityholders in the Mergers is 82,587,877. In addition, upon the achievement of certain targets set forth in the Amendment, Petros will deposit earnout payments (the “Earnout Payments”) with the exchange agent for distribution to each unitholder of Metuchen prior to the closing of the Metuchen Merger in accordance with such unitholder’s earnout pro rata percentage as follows:

•	If at any time following the closing of the Metuchen Merger and prior to July 31, 2022, the closing price per share of Petros common stock is:
o	(i) greater than or equal to $1.8125 for a period of twenty (20) consecutive trading days, then the earnout payment will be equal to 3,330,156 shares of Petros common stock (“First Milestone Earnout Payment”);
o	(ii) greater than or equal to $2.175 for a period of twenty (20) consecutive trading days, then the earnout payment will be equal to 3,330,156 shares of Petros common stock (the “Second Milestone Earnout Payment”);
o	(iii) greater than or equal to $2.5375 for a period of twenty (20) consecutive trading days, then the earnout payment will be equal to 3,330,156 shares of Petros common stock (the “Third Milestone Earnout Payment”); and
o	(iv) greater than or equal to $2.90 for a period of twenty (20) consecutive trading days, then the earnout payment will be equal to 3,330,156 shares of Petros common stock (the “Final Milestone Earnout Payment”).

Each Milestone Earnout Payment is only achievable and payable one time and no further payments with respect to any individual Milestone Earnout Payment will be achievable following its initial achievement. In no event will the sum of the First Milestone Earnout Payment, the Second Milestone Earnout Payment, the Third Milestone Earnout Payment and the Final Milestone Earnout Payment be greater than 13,320,624 shares of Petros common stock. Each reference to share prices and Petros common stock will be subject to adjustment for reverse and stock forward splits, stock dividends, stock combinations and other similar transaction of the Petros common stock that occur after the date of the Merger Agreement.

The Amendment also amends and restates Section 9.2 of the Merger Agreement to provide that for so long as at least one of Josh Silverman, Bruce Bernstein, Charles Ryan and Ivan Gergel (the “Continuing Neurotrope Directors”) is serving on the board of directors of Petros, the Continuing Neurotrope Directors will have sole authority on behalf of Petros to approve any amendment to the Merger Agreement on behalf of the board of directors of Petros. The Amendment additionally amends and restates certain defined terms in the Merger Agreement, including the definition of “Excess Cash” to adjust for costs associated with Charles Ryan’s employment and assistance to Metuchen and certain investor relations and public relations costs. Excess Cash relates to the amount of cash to be distributed to Neurotrope Bioscience, Inc., a wholly-owned subsidiary of Neurotrope (“Neurotrope Bioscience”), in connection with the previously announced intended spin-off of Neurotrope Bioscience concurrent with the closing of the Mergers.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated in its entirety into this Item 1.01 by reference.

Employee Lease Agreement

In connection with the entry into the Amendment, on July 23, 2020, Neurotrope, Neurotrope Bioscience and Metuchen entered into an Employee Lease Agreement (the “Employee Lease Agreement”), pursuant to which Neurotrope and Neurotrope Bioscience agreed to lease the services of Dr. Charles Ryan, Chief Executive Officer of Neurotrope, to Metuchen prior to the closing of the Metuchen Merger.  Pursuant to the terms of the Employee Lease Agreement, Dr. Ryan will devote no more than 75% of his working time performing services to Metuchen and Metuchen will pay 75% of the costs associated with Dr. Ryan’s employment from the period beginning on June 1, 2020 through the closing of the Metuchen Merger, including but not limited to, the costs for all compensation and benefits paid to, for or on behalf Dr. Ryan (the “Fees”).  The Fees pursuant to the Employee Lease Agreement will act to reduce the amount of cash that is retained by Petros following the closing of the Metuchen Merger, provided, however, that if the Mergers are not consummated and the Merger Agreement is terminated pursuant to its terms, Metuchen will not be required to pay any of the Fees.

The foregoing description of the Employee Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the Employee Lease Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in its entirety into this Item 1.01 by reference.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning Neurotrope, Metuchen, the proposed transactions and other matters.  These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Neurotrope, as well as assumptions made by, and information currently available to, management.  Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the transactions are not satisfied, including the failure to obtain stockholder approval for the transactions in a timely manner or at all; uncertainties as to the timing of the consummation of the Mergers and the spin-off of Neurotrope’s wholly-owned subsidiary, Neurotrope Bioscience, Inc., and the ability of each of Petros, Neurotrope and Metuchen to consummate the transactions; risks related to Petros’ initial listing on The Nasdaq Capital Market at the closing of the proposed transaction; risks related to Neurotrope’s ability to correctly estimate its operating expenses and its expenses associated with the transaction; the ability of Neurotrope or Metuchen to protect their respective intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Neurotrope’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities Exchange Commission (the “SEC”). Neurotrope can give no assurance that the conditions to the transaction will be satisfied. Except as required by applicable law, Neurotrope undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction among Petros, Neurotrope and Metuchen, Petros intends to file relevant materials with the SEC, including a registration statement that will contain a proxy statement and prospectus. NEUROTROPE URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PETROS, NEUROTROPE, METUCHEN, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.  Investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Petros and Neurotrope with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov.  In addition, investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Petros and Neurotrope with the SEC by contacting Investor Relations by mail at Neurotrope, Inc., Attn: Investor Relations, 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036.  Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Petros, Neurotrope and Metuchen, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Neurotrope’s directors and executive officers is included in Neurotrope’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 13, 2020.  Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01           Financial Statements and Exhibits

The following exhibits are filed herewith:

(d) Exhibits.

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of July 23, 2020, by and between Petros Pharmaceuticals, Inc., PM Merger Sub 1, LLC, PN Merger Sub 2, Inc., Neurotrope, Inc. and Metuchen Pharmaceuticals, Inc.

10.1	Employee Lease Agreement, dated as of July 23, 2020, by and between Neurotrope, Inc., Neurotrope Bioscience, Inc. and Metuchen Pharmaceuticals, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Dated: July 23, 2020	By:	/s/ Robert Weinstein
Name: Robert Weinstein
Title: Chief Financial Officer, Executive Vice President, Secretary and Treasurer